UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): July 31, 2003

                             HEAVENEXPRESS.COM, INC.
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)
                                     Florida
                                     -------
                 (State or Other Jurisdiction of Incorporation)

                                    333-95549
                                    ---------
                            (Commission File Number)

                                   65-0974212
                                   ----------
                      (I.R.S. Employer Identification No.)

              2531 S.E. 14th Street, Pompano Beach, Florida  33062
              ----------------------------------------------------
             (Address of Principal Executive Offices)     (Zip Code)

                                 (954) 782-4547
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

     This amendment to Current Report on Form 8-K is filed by Heavenexpress.com, Inc., a Florida corporation (the "Registrant"), in connection with the matters described herein.

PURPOSE OF AMENDMENT
--------------------

     The Registrant hereby amends its Current Report on Form 8-K, dated June 30, 2003, which was filed by the Company on July 2, 2003 with the Securities and Exchange Commission (the "Current Report on Form 8-K"). This amendment deletes all references contained in the Current Report on Form 8-K to a 20:1 reverse stock split (the "Reverse Stock Split") which was approved by an Action by Majority Shareholders Without A Meeting pursuant to 2002 Florida Statutes, Chapter 607, Secion 704 on June 26, 2003.

     The sole director and majority shareholder of the Registrant, with the advice and counsel of the Registrant's securities counsel, has decided not to effect the Reverse Stock Split at this point in time, and has rescinded the corporate and shareholder action which authorized it. Inasmuch as the Registrant has entered into a Plan of Exchange, dated June 26, 2003 (the "Plan of Exchange") with Guangdong Golden Sand & Green Land Ecology And Environment Protection Development Co., Ltd., a corporation organized under the laws of the People's Republic of China ("Golden Sand"), as amended by a First Amended Plan of Exchange, dated July 31, 2003 (the "First Amended Plan of Exchange"), pursuant to which the Registrant will acquire Golden Sand in an exchange transaction, Golden Sand will become a subsidiary of the Registrant, and the shareholders of Golden Sand will acquire control of the Registrant, the sole director and majority shareholder of the Registrant has decided to leave the decision of whether or not to effect a reverse stock split of the Registrant's common stock up to the future management, directors and controlling shareholders of the Registrant.

     Accordingly, this amended Current Report on Form 8-K discloses all of the material aspects of the proposed exchange transaction between the Registrant and Golden Sand other than the Reverse Stock Split, which has been rescinded.


ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On June 26, 2003, the Registrant executed a Plan of Exchange, as amended by a First Amended Plan of Exchange, between and among the Registrant, Golden Sand, the shareholders of Golden Sand (the "Golden Sand Shareholders"), and Charles Scheuerman, Chairman of the Registrant ("Scheuerman").

     Pursuant to and at the closing of the First Amended Plan of Exchange, the Golden Sand Shareholders will exchange all their shares of capital stock for 50,000,000 shares of common stock of the Registrant, or 98% of the Registrant's then to be outstanding common stock. Also, at the closing of the First Amended Plan of Exchange, the Golden Sand Shareholders will receive 1,000,000 shares of convertible preferred stock from the Registrant as additional consideration for the exchange described herein, so that upon closing they will own 50,000,000 shares of common stock and 1,000,000 shares of convertible preferred stock, or 99% of the common shares then to be issued and outstanding on a fully diluted basis. Upon completion of the exchange, Golden Sand will become a wholly-owned subsidiary of the Registrant. An executed copy of the First Amended Plan of Exchange is attached hereto as Exhibit 10.

     The First Amended Plan of Exchange contemplates that the exchange transaction will not immediately be consummated, but will close in escrow pursuant to a First Amended Escrow Agreement dated July 31, 2003 (the "First Amended Escrow Agreement"). The First Amended Escrow Agreement provides that the exchange transaction shall be consummated when and if (i) all necessary filings are made with and approvals obtained from the Securities and Exchange Commission and other state regulatory authorities to effect the exchange transaction, (ii) the Registrant effects a change of its name from Heavenexpress.com, Inc. to Golden Sand Eco-Protection, Inc., and (iii) the Registrant effects a change of its ticker symbol to such new ticker symbol as Golden Sand shall designate. The Registrant has agreed to use its best efforts to insure that the escrow conditions under the First Amended Escrow Agreement will be satisfied as promptly as practicable so that the closing deliveries under the First Amended Escrow Agreement will occur and a change of control of the Registrant will happen as soon as possible. The date on which the last of the escrow conditions is satisfied and a change of control of the Registrant will occur is referred to herein as the "Closing Date".

     The Escrow Agent under the First Amended Escrow Agreement is Greentree Financial Group, Inc., a Florida corporation, and financial advisor to Golden Sand.

     Pursuant to the Plan of Exchange and effective June 26, 2003, Scheuerman resigned as President of the Registrant. At the closing of the Plan of Exchange in escrow, which occurred on June 26, 2003, Mr. Yang Shu became President and was nominated as the Designee for election to its Board of Directors. Pursuant to the First Amended Plan of Exchange, Mr. Yang Shu will also be appointed Chairman of the Board of Directors on the Closing Date and Scheuerman will resign as Chairman.

     Prior to the consummation of the transactions contemplated by the First Amended Plan of Exchange, Mr. Scheuerman was the controlling stockholder of the Registrant, owning 7,800,000 shares of common stock. As part of the transaction he tendered, in exchange for three payments totaling $500,000 by Golden Sand and/or the Golden Sand Shareholders, 7,600,000 shares of common stock that he owned back to the Registrant for cancellation. As a result, he has retained 200,000 shares of common stock as an investment in the Registrant.

     On June 27, 2003, the Registrant filed a preliminary Information Statement on Schedule 14C pursuant to Section 14(c) of the Securities Exchange Act of 1934 with the Securities and Exchange Commission in connection with (i) a proposal to amend its corporate charter to change the name of the Registrant from Heavenexpress.com, Inc. to Golden Sand Eco-Protection, Inc., which was approved by action by written consent of a majority of all shareholders entitled to vote on the record date and (ii) a proposal to effect a 20:1 reverse stock split of the Registrant's Common Stock, which was approved by action by written consent of a majority of all shareholders entitled to vote on the record date. The Reverse Stock Split proposal has been withdrawn, as mentioned above, and this withdrawal has also been disclosed in a preliminary Information Statement on
Schedule 14C/A filing dated July 31, 2003. The name change proposal is still authorized by the majority vote of shareholders and the sole director of the Registrant, but, pursuant to SEC rules and regulations, it will not become effective before the mailing or delivery of the definitive Information Statement on Schedule 14C/A to shareholders at least 20 days prior to the date on which the corporate action to amend the Articles of Incorporation takes effect.

     On June 27, 2003, the Registrant filed an Information Statement on Schedule 14F-1 with the Securities and Exchange Commission reporting the execution of the Plan of Exchange and the fact that a change of control of the Registrant would occur upon the consummation of the transactions contemplated by the Plan of Exchange and the satisfaction of the conditions set forth in the Escrow Agreement. On July 31, 2003, the Registrant filed an amendment to the Information Statement on Schedule 14F-1 with the Securities and Exchange Commission reporting the execution of the First Amended Plan of Exchange and the fact that a change of control of the Registrant would occur upon the consummation of the transactions contemplated by the First Amended Plan of Exchange and the satisfaction of the conditions set forth in the First Amended Escrow Agreement. It also reported the rescission of the Reverse Stock Split.

CONSUMMATION OF THE EXCHANGE TRANSACTION WILL RESULT IN A CHANGE OF CONTROL OF THE REGISTRANT.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEAVENEXPRESS.COM, INC.



By: /s/ Charles Scheuerman
    ----------------------
       Charles Scheuerman
       Chairman





                                  EXHIBIT INDEX

Exhibit
Number      Description
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10          First Amended Plan of Exchange, dated July 31, 2003